PROSPECTUS | MARCH 1, 2001
                                            AS SUPPLEMENTED ON NOVEMBER 14, 2001

[INVESTOR CLASS (written vertically)]




                                                                      The Strong
                                                                          Income
                                                                           Funds


                                              [PICTURE OF MAN HOLDING TELEPHONE]







                                    Strong Corporate Bond Fund
                             Strong Government Securities Fund
                                   Strong High-Yield Bond Fund
                                   Strong Short-Term Bond Fund
                        Strong Short-Term High Yield Bond Fund







                                                            STRONG[STRONG LOGO]

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What are the funds' goals?........................................................................................1

What are the funds' principal investment strategies?..............................................................1

What are the main risks of investing in the funds?................................................................3

What are the funds' fees and expenses?...........................................................................10

Who are the funds' investment advisor and portfolio managers?....................................................11

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Comparing the Funds..............................................................................................14

A Word About Credit Quality......................................................................................15

Financial Highlights.............................................................................................17


YOUR ACCOUNT

Share Price......................................................................................................23

Buying Shares....................................................................................................24

Selling Shares...................................................................................................27

Additional Policies..............................................................................................29

Distributions....................................................................................................32

Taxes............................................................................................................33

Services For Investors...........................................................................................34

Reserved Rights..................................................................................................37

For More Information.....................................................................................Back Cover


IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?
-------------------------------------------------------------------------------

The STRONG CORPORATE BOND FUND, the STRONG GOVERNMENT SECURITIES FUND, and the STRONG SHORT-TERM HIGH YIELD BOND FUND seek total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG HIGH-YIELD BOND FUND seeks total return by investing for a high level of current income and capital growth.

The STRONG SHORT-TERM BOND FUND seeks total return by investing for a high level of current income with a low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The CORPORATE BOND FUND invests, under normal conditions, primarily in intermediate-maturity bonds issued by U.S. companies. The fund invests primarily in higher- and medium-quality bonds. To increase the income it pays out, it may also invest a small portion of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The managers focus primarily upon high-yield bonds rated BB with positive or improving credit fundamentals. The fund's dollar-weighted average maturity will normally be between seven and twelve years. To a limited extent, the fund may also invest in foreign securities.

((Side Box))

DURATION is a general measure of risk that indicates the sensitivity of a bond portfolio to changes in interest rates. The higher the duration, the greater the potential share-price volatility of a fund.


The GOVERNMENT SECURITIES FUND invests, under normal conditions, primarily in higher-quality bonds issued by the U.S. government or its agencies. The fund's dollar-weighted average maturity will normally be between five and ten years. To a limited extent, the fund may also invest in dollar-denominated foreign securities.

The HIGH-YIELD BOND FUND invests, under normal conditions, primarily in medium- and lower-quality corporate bonds. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The fund will typically maintain a dollar-weighted average maturity between five and ten years. The fund invests a portion of its assets (up to 20%) in common stocks. To a limited extent, the fund may also invest in foreign securities.

The SHORT-TERM BOND FUND invests, under normal conditions, primarily in short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. government (and its agencies) bonds. The fund invests primarily in higher- and medium-quality bonds. The fund's dollar-weighted average maturity will normally be between one and three years. The fund may also invest a portion of its assets in lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds rated BB with positive or improving credit fundamentals. To a limited extent, the fund may also invest in foreign securities.

The SHORT-TERM HIGH YIELD BOND FUND invests, under normal conditions, primarily in short- and intermediate-term corporate bonds. The fund invests primarily in medium- and lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The fund's dollar-weighted average maturity will normally be between one and three years. To a limited extent, the fund may also invest in foreign securities.

Although each of the funds invests primarily for income, they also employ techniques designed to realize capital appreciation. For example, the managers may select bonds with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for a credit upgrade.

The fund's managers may sell a holding if its value becomes unattractive (for example, when its fundamental qualities deteriorate or when other opportunities exist that have more attractive yields). Also, the managers of each fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position to avoid losses during adverse market, economic, or political conditions. This could reduce the benefit to the funds if the market goes up. In this case, the funds may not achieve their investment goal. In addition, each fund's active trading approach may increase the fund's costs, and these additional costs may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

BOND RISKS: The major risks of each fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates--generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISKS: The CORPORATE BOND FUND, HIGH-YIELD BOND FUND, SHORT-TERM BOND FUND, and SHORT-TERM HIGH YIELD BOND FUND each may invest up to 25% of their assets in foreign securities. The GOVERNMENT SECURITIES FUND may invest up to 20% of its assets in dollar-denominated foreign securities. Foreign investments involve additional risks including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

FUTURES RISKS: The CORPORATE BOND FUND, GOVERNMENT SECURITIES FUND, HIGH-YIELD BOND FUND, SHORT-TERM BOND FUND, and SHORT-TERM HIGH YIELD BOND FUND often use futures contracts to manage risk or hedge against market volatility. Futures are agreements for the future sale by one party and purchase by another party of an underlying financial instrument at a specified price on a specified date. Futures may not always be successful hedges, and their prices can be highly volatile. They may not always successfully manage risk. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

HIGH-YIELD  BOND RISKS:  The CORPORATE BOND FUND, the HIGH-YIELD  BOND FUND, the
SHORT-TERM BOND FUND, and the SHORT-TERM HIGH YIELD BOND FUND invest in lower-quality bonds, commonly known as high-yield bonds or junk bonds that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price. The HIGH-YIELD BOND FUND also invests in debt obligations that are in default and these obligations possess an increased possibility that the issuer may not be able to make its payments of principal and interest.

MANAGEMENT RISK: Each fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK: The CORPORATE BOND FUND, GOVERNMENT SECURITIES FUND, HIGH-YIELD BOND FUND, SHORT-TERM BOND FUND, and SHORT-TERM HIGH YIELD BOND FUND invest in mortgage-backed and asset-backed securities. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The funds are appropriate for investors who are comfortable with the risks described here. Also, the CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, and the HIGH-YIELD BOND FUND are appropriate for investors whose financial goals are four to seven years in the future. The SHORT-TERM BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND are appropriate for investors whose financial goals are two to four years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
Each of the funds has adopted a multiple class plan. The CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, THE HIGH-YIELD BOND FUND, and the SHORT-TERM BOND FUND offer Investor Class shares, Advisor Class shares, and Institutional Class shares. The SHORT-TERM HIGH YIELD BOND FUND offers Investor Class shares and Advisor Class shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan, and each class of shares is subject to different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance does not represent how the fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

-------------------------------------------------------------------------------------------------
                             Government                                         Short-Term High
 Year    Corporate Bond      Securities      Short-Term Bond  High-Yield Bond     Yield Bond
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1991        14.8%            16.7%              14.6%              -                -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1992         9.4%             9.2%               6.7%              -                -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1993        16.8%            12.7%               9.3%              -                -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1994        -1.3%            -3.4%              -1.6%              -                -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1995        25.4%            19.9%              12.0%              -                -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1996         5.5%             2.8%               6.8%             26.9%             -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1997        11.9%             9.1%               7.2%             16.0%             -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1998         7.2%             8.1%               4.9%              3.1%             8.4%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   1999        -0.2%            -1.1%               4.2%              7.8%             5.3%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
   2000         7.9%            11.3%               7.2%             -7.1%             5.0%
-------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                                  BEST QUARTER RETURN              WORST QUARTER RETURN
------------------------------------------ -------------------------------- ---------------------------------
Corporate Bond                              7.7% (2nd Q 1995)               -2.7% (1st Q 1994)
Government Securities                       6.4% (2nd Q 1995)               -2.5% (1st Q 1994)
High-Yield Bond                             8.2% (1st Q1996)                -8.4% (4th Q 2000)
Short-Term Bond                             5.1% (4th Q 1991)               -1.3% (2nd Q 1994)
Short-Term High Yield Bond                  5.3% (3rd Q 1997)                0.5% (1st Q 2000)

AVERAGE ANNUAL TOTAL RETURNS
                                                            AS OF 12-31-00
FUND/INDEX                                  1-YEAR        5-YEAR       10-YEAR      SINCE FUND INCEPTION (1)
CORPORATE BOND                                7.89%       6.39%        9.48%         9.01%
Lehman Brothers Credit BAA Bond Index         7.42%       5.64%        8.70%         9.20%
Lipper Corporate Debt Funds BBB Rated Index   7.84%       5.38%        7.86%         8.16%
GOVERNMENT SECURITIES                        11.32%       5.95%        8.31%         8.31%
Lehman Brothers Aggregate Bond Index         11.63%       6.46%        7.96%         8.14%
Lipper General U.S. Government Funds Index   11.89%       5.54%        6.75%         6.81%
HIGH-YIELD BOND                              -7.08%       8.72%       --             8.77%
Lehman Brothers High-Yield Bond Index        -5.86%       4.28%       --             4.30%
Lipper High Current Yield Funds Index        -9.71%       3.87%       --             3.89%
SHORT-TERM BOND                               7.22%       6.05%        7.04%         7.30%
Lehman Brothers 1-3 Year
Government/Credit Bond Index                  8.07%       5.99%        6.48%         7.11%
Lipper Short Investment Grade
Debt Funds Average                            7.29%       5.39%        6.13%         6.62%
SHORT-TERM HIGH YIELD BOND                    5.03%      --           --             7.59%
Short-Term High Yield Bond Index             -1.11%      --           --             3.92%
Short-Term High Yield Bond Index II           6.98%      --           --             6.35%
Lipper High Current Yield Funds Index        -9.71%      --           --             0.33%

(1) THE CORPORATE BOND FUND, THE GOVERNMENT SECURITIES FUND, THE HIGH-YIELD BOND FUND, THE SHORT-TERM BOND FUND, AND THE SHORT-TERM HIGH YIELD BOND FUND COMMENCED OPERATIONS ON DECEMBER 12, 1985, OCTOBER 29, 1986, DECEMBER 28, 1995, AUGUST 31, 1987, AND JUNE 30, 1997, RESPECTIVELY.

THE LEHMAN BROTHERS CREDIT BAA BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF ALL ISSUES WITHIN THE LEHMAN BROTHERS CORPORATE BOND INDEX THAT ARE RATED BAA BY MOODY'S INVESTOR SERVICES, INC. THE LIPPER CORPORATE DEBT FUNDS BBB RATED INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX COMPOSED OF INVESTMENT-GRADE SECURITIES FROM THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, MORTGAGE-BACKED SECURITIES INDEX, AND ASSET-BACKED SECURITIES INDEX. THE LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE LEHMAN BROTHERS HIGH-YIELD BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF CORPORATE BONDS RATED BELOW INVESTMENT-GRADE. THE LIPPER HIGH CURRENT YIELD FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF GOVERNMENT AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES OF ONE TO THREE YEARS. THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT-GRADE DEBT ISSUES (RATED IN THE TOP FOUR GRADES) WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN THREE YEARS. THE SHORT-TERM HIGH YIELD BOND INDEX IS A MARKET VALUE WEIGHTED BLEND OF THE MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, BB RATED, 1-3 YEARS INDEX AND THE MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, B RATED, 1-3 YEARS INDEX. IT IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF CORPORATE DEBT RATED BELOW INVESTMENT-GRADE WITH MATURITIES OF ONE TO THREE YEARS. THE SHORT-TERM HIGH YIELD BOND INDEX II IS A MARKET VALUE WEIGHTED BLEND OF THE MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, BB RATED, 1-5 YEARS INDEX AND THE MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, B RATED, 1-5 YEARS INDEX. IT IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF CORPORATE DEBT RATED BELOW INVESTMENT-GRADE WITH MATURITIES OF ONE TO FIVE YEARS, WHICH MORE CLOSELY APPROXIMATES THE PERFORMANCE OF THE SHORT-TERM HIGH YIELD BOND FUND. THE LIPPER HIGH CURRENT YIELD FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. PREVIOUS PERFORMANCE COMPARISONS HAVE SHOWN THE SHORT-TERM HIGH YIELD BOND FUND COMPARED TO AN EQUIVALENT INVESTMENT IN THE SHORT-TERM HIGH YIELD BOND INDEX. WE ARE REPLACING THIS INDEX WITH THE SHORT-TERM HIGH YIELD BOND INDEX II, AS WE BELIEVE THE
SHORT-TERM HIGH YIELD BOND INDEX II MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT PROGRAM.

For current yield information on these funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)
The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares. Shares of the HIGH-YIELD BOND FUND held for less than six months are subject to a redemption fee of 1.00%. Redemption fees are paid directly to the fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating each fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                                                                             TOTAL ANNUAL FUND
FUND                                     MANAGEMENT FEES  OTHER EXPENSES     OPERATING EXPENSES
---------------------------------------- ---------------- ------------------ ---------------------
Corporate Bond                           0.375%           0.55%              0.92%
Government Securities                    0.35%            0.54%              0.89%(1)
High-Yield Bond                          0.375%           0.49%              0.86%
Short-Term Bond                          0.375%           0.49%              0.86%
Short-Term High Yield Bond               0.375%           0.45%              0.82%

(1)TOTAL OPERATING EXPENSES DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL OPERATING EXPENSES FOR THE GOVERNMENT SECURITIES FUND WERE 0.88%. WE CAN TERMINATE WAIVERS AND ABSORPTIONS FOR THESE FUNDS AT ANY TIME.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                     1 YEAR           3 YEARS           5 YEARS          10 YEARS
---------------------------------------- ---------------- ----------------- ---------------- ----------------
Corporate Bond                           $94              $293              $509             $1,131
Government Securities                    $91              $284              $493             $1,096
High-Yield Bond                          $88              $274              $477             $1,061
Short-Term Bond                          $88              $274              $477             $1,061
Short-Term High Yield Bond               $84              $262              $455             $1,014

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of December 31, 2000, of over $44 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

The following individuals are the funds' portfolio managers.

JOHN T. BENDER co-manages the CORPORATE BOND FUND and the SHORT-TERM BOND FUND. He has over ten years of investment experience and is a Chartered Financial Analyst and a Certified Public Accountant. Mr. Bender joined Strong in February 1987. He has co-managed the CORPORATE BOND FUND since January 1996 and the SHORT-TERM BOND Fund since November 1998. From October 1990 to January 1996, Mr. Bender was a fixed income research analyst and trader. He received his bachelor's degree in Accounting from Marquette University in 1988.

ASHOK BHATIA co-manages the STRONG GOVERNMENT SECURITIES FUND. He has over six years of investment experience and is a Chartered Financial Analyst. Mr. Bhatia joined Strong as a fixed income research analyst in July 1999 and has co-managed the STRONG GOVERNMENT SECURITIES FUND since July 2001. From July 1993 to July 1995, Mr. Bhatia was an analyst at Morgan Stanley & Co., Inc. From August 1995 to August 1997, Mr. Bhatia was a Fixed Income Investments Group Associate at LaSalle Advisors Limited. Mr. Bhatia received his bachelor's degree in economics from the University of Michigan in 1993 and his master's of business administration in finance and economics from the University of Chicago Graduate School of Business in 1999.

JEFFREY A. KOCH co-manages the CORPORATE BOND FUND, the HIGH-YIELD BOND FUND, and the SHORT-TERM HIGH YIELD BOND FUND. He has over ten years of investment experience and is a Chartered Financial Analyst. Mr. Koch joined Strong in June 1989. He has been a portfolio manager since January 1990. He has managed or co-managed the CORPORATE BOND FUND since July 1991, the HIGH-YIELD BOND FUND since its inception in December 1995, and the SHORT-TERM HIGH YIELD BOND FUND since its inception in June 1997. Mr. Koch received his bachelor's degree in Economics from the University of Minnesota in 1987 and his Masters of Business Administration in Finance from Washington University in 1989.

THOMAS M. PRICE co-manages the HIGH-YIELD BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND. He has over ten years of investment experience and is a Chartered Financial Analyst. He has co-managed the HIGH-YIELD BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND since May 1998. He joined Strong in April 1996 as a research analyst and became a fixed income co-portfolio manager in May 1998. From July 1992 to April 1996, he was a high-yield bond analyst at Northwestern Mutual Life Insurance. From June 1989 to June 1991, he was a financial analyst at Houlihan, Lokey, Howard & Zukin. He received his bachelor's degree in Finance from the University of Michigan in 1989 and his Masters of Management in Finance from the Kellogg Graduate School of Management, Northwestern University in 1992.

JANET S. RILLING co-manages the CORPORATE BOND FUND. Ms. Rilling has over five years of investment experience and is a Chartered Financial Analyst and Certified Public Accountant. She was a research analyst intern at Strong from May 1994 to August 1994 and joined Strong as a fixed income research analyst in June 1995. From September 1990 to August 1993, Ms. Rilling was an auditor at Coopers & Lybrand. She received her bachelor's degree in Accounting and Finance from the University of Wisconsin in 1990 and her Masters of Business Administration in Finance from the University of Wisconsin in 1995.

THOMAS A. SONTAG co-manages the GOVERNMENT SECURITIES FUND. He has over 15 years of industry experience. He joined Strong in November 1998 as a co-portfolio manager of the GOVERNMENT SECURITIES FUND. For 12 years prior to joining Strong, Mr. Sontag worked at Bear Stearns & Co., most recently serving as a Managing Director of the Fixed Income Department from 1986 to November 1998. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his bachelor's degree in Economics and Finance from the University of Wisconsin in 1981 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982.

BRADLEY C. TANK co-manages the GOVERNMENT SECURITIES FUND and the SHORT-TERM BOND FUND. He has over 15 years of investment experience. Mr. Tank joined Strong as a fixed income portfolio manager in June 1990. He has managed or co-managed the GOVERNMENT SECURITIES FUND and the SHORT-TERM BOND FUND since he joined Strong. From October 1984 to June 1990, he was a vice president and fixed income specialist and from July 1982 to October 1984 he was a fixed income specialist at Salomon Brothers Inc. He received his bachelor's degree in English from the University of Wisconsin in 1980 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982, where he also completed the Applied Securities Analysis Program. Mr. Tank chairs Strong's Fixed Income Investment Committee.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The  following  will  help  you   distinguish  the  funds  and  determine  their
suitability for your investment needs:

                                    EXPECTED                                             INCOME
FUND                                AVERAGE MATURITY    CREDIT QUALITY                   POTENTIAL        VOLATILITY
----------------------------------- ------------------- -------------------------------- ---------------- ------------
Corporate Bond                      7 to 12             At least 75% higher- or          Moderate         Moderate
                                    years maturity      medium-quality                   to High
                                                        Up to 25% rated lower-
                                                        quality

----------------------------------- ------------------- -------------------------------- ---------------- ------------
Government Securities               5 to 10             100%                             Moderate         Moderate
                                    years maturity      higher- or medium-quality        to High

----------------------------------- ------------------- -------------------------------- ---------------- ------------
High-Yield Bond                     5 to 10             At least 65%                     High             Moderate
                                    years maturity      medium- or lower-quality                          to High
                                                        Not expected to exceed
                                                        10% rated in default

----------------------------------- ------------------- -------------------------------- ---------------- ------------
Short-Term                          1 to 3              At least 75%                     Moderate         Low
Bond                                years maturity      higher- or medium-quality
                                                        Up to 25% rated lower-
                                                        quality

----------------------------------- ------------------- -------------------------------- ---------------- ------------
Short-Term                          1 to 3              At least 65%                     Moderate         Low to
High Yield Bond                     years maturity      medium- or lower-quality         to High          Moderate

----------------------------------- ------------------- -------------------------------- ---------------- ------------

A WORD ABOUT CREDIT QUALITY
--------------------------------------------------------------------------------

CREDIT  QUALITY  measures  the  issuer's  expected  ability to pay  interest and
principal   payments  on  time.   Credit   quality   can  be   "higher-quality",
"medium-quality", "lower-quality", or "in default".

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means bonds that are below the fourth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds". For example, bonds rated BB to C by S&P*.

IN DEFAULT means the bond's issuer has not paid principal or interest on time.

*OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions.

      CREDIT                                                           S&P'S RATINGS
      QUALITY       S&P'S DEFINITION                                   GROUP           RATING CATEGORY
      ------------- -------------------------------------------------- --------------- --------------------
      Higher        Extremely strong capacity to meet financial        AAA             Highest
                    commitment
      ------------- -------------------------------------------------- --------------- --------------------
      Higher        Very strong capacity to meet financial commitment  AA              Second highest
      ------------- -------------------------------------------------- --------------- --------------------
      Higher        Strong capacity to meet financial commitment       A               Third highest
      ------------- -------------------------------------------------- --------------- --------------------
      Medium        Adverse conditions or changing circumstances are   BBB             Fourth highest
                    more likely to lead to a weakened capacity to
                    meet financial commitment
      ------------- -------------------------------------------------- --------------- --------------------
      Lower         Uncertainties or adverse conditions could lead     BB
                    to an inadequate capacity to meet financial
                    commitment
      ------------- -------------------------------------------------- --------------- --------------------
      Lower         Adverse conditions will likely impair capacity     B
                    or willingness to meet financial commitment
      ------------- -------------------------------------------------- --------------- --------------------
      Lower         Adverse conditions will likely cause no capacity   CCC
                    to meet financial commitment
      ------------- -------------------------------------------------- --------------- --------------------
      Lower         Currently highly vulnerable to nonpayment          CC or C
      ------------- -------------------------------------------------- --------------- --------------------
      In default    Probably in default                                D
      ------------- -------------------------------------------------- --------------- --------------------

We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

Investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy because the issuer's capacity to pay interest and repay principal is considered predominantly speculative. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes investment performance of the Investor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG CORPORATE BOND FUND-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                   Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
SELECTED PER-SHARE DATA/(A)/                                       2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.60       $11.09       $11.08       $10.64       $10.56
Income From Investment Operations:
   Net Investment Income                                            0.77         0.73         0.73         0.74         0.73
   Net Realized and Unrealized Gains (Losses) on Investments       (0.19)       (0.49)        0.02         0.44         0.08
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.58         0.24         0.75         1.18         0.81
Less Distributions:
   From Net Investment Income                                      (0.75)       (0.73)       (0.73)       (0.74)       (0.73)
   In Excess of Net Investment Income                                 --           --        (0.01)          --           --
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.75)       (0.73)       (0.74)       (0.74)       (0.73)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.43       $10.60       $11.09       $11.08       $10.64
=============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                     +5.7%        +2.2%        +6.8%       +11.5%        +8.0%
   Net Assets, End of Period (In Millions)                        $  921       $  868       $  819       $  492       $  298
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                                 0.9%         0.8%         0.9%         1.0%         1.0%
   Ratio of Expenses to Average Net Assets                           0.9%         0.8%         0.9%         1.0%         1.0%
   Ratio of Net Investment Income to Average Net Assets              7.3%         6.7%         6.5%         6.8%         7.0%
   Portfolio Turnover Rate/(b)/                                    293.9%       403.2%       366.9%       542.4%       672.8%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG GOVERNMENT SECURITIES FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                 Oct. 31,      Oct. 31,        Oct. 31,   Oct. 31,     Oct. 31,
SELECTED PER-SHARE DATA/(A)/                                       2000          1999            1998       1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 10.23       $ 11.04        $ 10.70     $ 10.44      $ 10.60
Income From Investment Operations:
   Net Investment Income                                           0.59          0.58           0.60        0.65         0.63
   Net Realized and Unrealized Gains (Losses) on Investments       0.10         (0.58)          0.34        0.26        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.69         (0.00)          0.94        0.91         0.47
Less Distributions:
   From Net Investment Income                                     (0.59)        (0.58)         (0.60)      (0.65)       (0.63)
   From Net Realized Gains                                           --         (0.23)            --          --           --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.59)        (0.81)         (0.60)      (0.65)       (0.63)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 10.33       $ 10.23        $ 11.04     $ 10.70      $ 10.44
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                    +7.0%          0.0%/(b)/     +9.1%       +9.1%        +4.6%
   Net Assets, End of Period (In Millions)                      $ 1,283       $ 1,340        $ 1,309     $   843      $   638
   Ratio of Expenses to Average Net Assets without
    Fees Paid Indirectly by Advisor                                 0.9%          0.8%           0.8%        0.8%         0.9%
   Ratio of Expenses to Average Net Assets                          0.9%          0.8%           0.8%        0.8%         0.9%
   Ratio of Net Investment Income to Average Net Assets             5.8%          5.5%           5.5%        6.2%         6.0%
   Portfolio Turnover Rate/(c)/                                   373.3%        185.3%         284.1%      474.9%       457.6%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  Amount calculated is less than 0.1%.
(c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



STRONG HIGH-YIELD BOND FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                     Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
SELECTED PER-SHARE DATA/(A)/                                           2000         1999          1998         1997       1996/(b)/
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 10.60       $ 10.73       $ 11.94    $ 11.26     $ 10.00

Income From Investment Operations:
        Net Investment Income                                           1.14          1.09          1.05       1.05        0.84
        Net Realized and Unrealized Gains
        (Losses) on Investments                                        (0.92)        (0.05)        (0.89)      0.81        1.26
---------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                                0.22          1.04          0.16       1.86        2.10
Less Distributions:
        From Net Investment Income                                     (1.14)        (1.08)        (1.04)     (1.05)      (0.84)
        In Excess of Net Investment Income                                --            --         (0.01)        --          --
        From Net Realized Gains                                           --         (0.09)        (0.32)     (0.13)         --
---------------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                            (1.14)        (1.17)        (1.37)     (1.18)      (0.84)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  9.68       $ 10.60       $ 10.73    $ 11.94     $ 11.26
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
        Total Return                                                    +1.9%         +9.8%         +0.9%     +17.3%      +21.7%
        Net Assets, End of Period (In Millions)                      $   717       $   595       $   462    $   510     $   217
        Ratio of Expenses to Average Net Assets Without Waivers,
             Absorptions or Fees Paid Indirectly by Advisor              0.9%          0.8%          0.8%       0.8%        1.0%*
        Ratio of Expenses to Average Net Assets                          0.9%          0.8%          0.8%       0.6%        0.0%*
        Ratio of Net Investment Income to Average Net Assets            11.0%          9.8%          8.8%       8.9%        9.6%*
        Portfolio Turnover Rate/(c)/                                   103.8%        144.7%        224.4%     409.3%      390.8%

   *   Calculated on an annualized basis.
/(a)/ Information presented relates to a share of capital stock of the fund outstanding for the entire period.
/(b)/  For the period from January 1, 1996 (Commencement of
       Operations) to October 31, 1996.
/(c)/ Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG SHORT-TERM BOND FUND-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                  Oct. 31,      Oct. 31,     Oct. 31,      Oct. 31,     Oct. 31,
SELECTED PER-SHARE DATA/(A)/                                        2000          1999         1998          1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  9.41       $  9.57       $  9.78       $  9.75       $  9.77
Income From Investment Operations:
     Net Investment Income                                          0.63          0.62          0.66          0.69          0.69
     Net Realized and Unrealized Gains (Losses) on Investments     (0.07)        (0.17)        (0.21)         0.03         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                               0.56          0.45          0.45          0.72          0.67
Less Distributions:
     From Net Investment Income                                    (0.63)        (0.61)        (0.66)        (0.69)        (0.69)
     In Excess of Net Investment Income                               --            --         (0.00)/(b)/      --            --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                           (0.63)        (0.61)        (0.66)        (0.69)        (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  9.34       $  9.41       $  9.57       $  9.78       $  9.75
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                   +6.2%         +4.8%         +4.7%         +7.6%         +7.1%
     Net Assets, End of Period (In Millions)                     $ 1,138       $ 1,272       $ 1,329       $ 1,310       $ 1,148
     Ratio of Expenses to Average Net Assets without
       Fees Paid Indirectly by Advisor                               0.9%          0.8%          0.8%          0.9%          0.9%
     Ratio of Expenses to Average Net Assets                         0.9%          0.8%          0.8%          0.9%          0.9%
     Ratio of Net Investment Income to Average Net Assets            6.7%          6.5%          6.7%          7.0%          7.1%
     Portfolio Turnover Rate/(c)/                                   94.1%        124.2%        138.3%        193.8%        191.5%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  Amount calculated is less than $0.01.
(c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG SHORT-TERM HIGH YIELD BOND FUND-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                      Oct. 31,       Oct. 31,     Oct. 31,      Oct. 31
SELECTED PER-SHARE DATA/(A)/                                           2000           1999         1998         1997/(b)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 10.21          $ 10.20      $ 10.24       $ 10.00

Income From Investment Operations:
     Net Investment Income                                             0.81             0.79         0.77          0.25
     Net Realized and Unrealized Gains (Losses) on Investments        (0.33)            0.06         0.01          0.24
---------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  0.48             0.85         0.78          0.49
Less Distributions:
     From Net Investment Income                                       (0.81)           (0.79)       (0.77)        (0.25)
     From Net Realized Gains                                          (0.00)/(c)/      (0.05)       (0.05)           --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                              (0.81)           (0.84)       (0.82)        (0.25)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  9.88          $ 10.21      $ 10.20       $ 10.24
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
     Total Return                                                      +4.9%            +8.5%        +7.7%         +4.9%
     Net Assets, End of Period (In Millions)                        $   286          $   252      $   106       $    45
     Ratio of Expenses to Average Net Assets                            0.8%             0.8%         0.9%          1.0%*
     Ratio of Net Investment Income to Average Net Assets               8.1%             7.6%         7.4%          7.7%*
     Portfolio Turnover Rate(d)                                        66.8%            60.1%       190.1%         96.2%


*      Calculated on an annualized basis.
/(a)/ Information presented relates to a share of capital stock of the fund outstanding for the entire period.
/(b)/ For the period from June 30, 1997 (inception) to October 31, 1997. /(c)/ Amount calculated is less than $0.01.
/(d)/ Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
------------------------------------------------------

FOREIGN SECURITIES
Some of a fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, a fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES
--------------------------------------------------------------------------------


INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                      INITIAL INVESTMENT MINIMUM                   ADDITIONAL INVESTMENT MINIMUM
     -------------------------------- -------------------------------------------- ------------------------------------
     -------------------------------- -------------------------------------------- ------------------------------------
     Regular accounts                 $2,500                                       $50
     -------------------------------- -------------------------------------------- ------------------------------------
     -------------------------------- -------------------------------------------- ------------------------------------
     Education IRA accounts           $500                                         $50
     -------------------------------- -------------------------------------------- ------------------------------------
     -------------------------------- -------------------------------------------- ------------------------------------
     Other IRAs and UGMA/UTMA         $250                                         $50
     accounts
     -------------------------------- -------------------------------------------- ------------------------------------
     -------------------------------- -------------------------------------------- ------------------------------------
     SIMPLE IRA, SEP-IRA,             the lesser of $250 or $25 per month          $50
     403(b)(7), Keogh, Pension
     Plan, and Profit Sharing Plan
     accounts
     -------------------------------- -------------------------------------------- ------------------------------------

PLEASE REMEMBER
o You cannot use an Automatic Investment Plan with an Education IRA.

o If  you  open a  qualified  retirement  plan  account  where  we or one of our
alliance  partners  provides  administrative   services,  there  is  no  initial
investment minimum.

MULTIPLE CLASS PLAN
Each fund has adopted a multiple class plan. The CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, the HIGH-YIELD BOND FUND, and the SHORT-TERM BOND FUND offer Investor Class shares, Advisor Class shares, and Institutional Class shares, and the SHORT-TERM HIGH YIELD BOND FUND offers Investor Class shares and Advisor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan, and each class of shares is subject to different administrative and transfer agency fees and expenses.

BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))

        QUESTIONS?

    Call 1-800-368-3863
    24 hours a day
    7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER

o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES
--------------------------------------------------------------------------------

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

SELLING INSTRUCTIONS You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

     (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

     (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

     (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary who may charge you a fee.

CHECK WRITING
Sign up for free check writing when you open your account or call 1-800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases that were made more than 10 days before the check is presented for payment. You cannot write a check to close an account.

PLEASE REMEMBER

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o You will be charged a $10 service fee for a stop payment on a check written on your Strong Funds account.

o    Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

((Side Box))

There may be special distribution requirements that apply to retirement accounts. For instructions on:

o    Roth and Traditional IRA accounts, call 1-800-368-3863, and

o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.



((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.


ADDITIONAL POLICIES
--------------------------------------------------------------------------------

DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit the check into the Strong Money Market Fund until you clarify your investment decision.

EARLY REDEMPTION FEE
The HIGH-YIELD BOND FUND can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt the fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the HIGH-YIELD BOND FUND charges a 1.00% fee on redemptions (including exchanges) of fund shares held for less than six months. Redemption fees will be paid to the fund. The fund will use the "first-in, first-out"
(FIFO) method to determine the six-month holding period.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum. The effective date of this policy is September 2001.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES
--------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. Please note, however, under federal law, the interest income earned from U.S. Treasury securities is exempt from state and local taxes. All states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states.

((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
---------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:

o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.
     ---------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS
--------------------------------------------------------------------------------

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than 6 to 12 months. The HIGH-YIELD BOND FUND charges an early redemption fee of 1.00%. Purchases by exchange are subject to the investment requirements and other criteria of the fund purchased.

STRONG CHECK WRITING
Strong offers check writing on most of its bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC  INVESTMENT  PLAN  (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND REINVESTMENT
     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o    PAYROLL DIRECT DEPOSIT PLAN
     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863            1-800-999-2780

BY MAIL                                     BY OVERNIGHT DELIVERY
Strong Funds                                Strong Funds
P.O. Box 2936                               900 Heritage Reserve
Milwaukee, WI 53201-2936                    Menomonee Falls, WI 53051

ON THE INTERNET                             BY E-MAIL
View online or download documents:          SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Corporate Bond Fund, Inc., SEC file number: 811-4390
Strong Government Securities Fund, Inc., SEC file number: 811-4798
Strong High-Yield Bond Fund, a series of Strong Income Funds, Inc., SEC file number: 811-6195
Strong Short-Term Bond Fund, Inc., SEC file number: 811-5108
Strong Short-Term High Yield Bond Fund, a series of Strong Income Funds, Inc., SEC file number: 811-6195